SUPPLEMENT Dated September 8, 2008
To The Prospectus Dated April 28, 2008 For

ING Architect New York Variable Annuity

Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement is notice of reorganization of one investment portfolio that was at one time available under your variable annuity contract, effective September 8, 2008. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Contact Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING REORGANIZATION

On March 27, 2008, the Board of Trustees of the ING Capital Guardian U.S. Equities Portfolio (Class S)
approved a proposal to reorganize the ING Capital Guardian U.S. Equities Portfolio (Class S) with and into the ING VP Growth and Income Portfolio (Class S), which was approved at a special meeting of shareholders on July 29, 2008. Please note that after the close of business on September 5, 2008, the following Disappearing Portfolio will reorganize into and become part of the following Surviving
Portfolio:

Disappearing Portfolio	Surviving Portfolio

ING Capital Guardian U.S. Equities Portfolio	ING VP Growth and Income Portfolio (Class S)
(Class S)

Unless you provide us with alternative allocation instructions, any future allocations directed to the
Disappearing Portfolio after the date of the reorganization will be automatically allocated to the Surviving
Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer
Contact Center at 1-800-366-0066.

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